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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


                                  ------------


         Date of Report (Date of earliest event reported): May 14, 2007



                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                     0-27122                    94-2900635
   (State or other             (Commission file             (I.R.S. Employer
    jurisdiction                    number)               Identification Number)
  of incorporation)


                3011 Triad Drive                       94550
                  Livermore, CA                      (Zip Code)
    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure.

On May 14, 2007, Robert Bucher, Chief Executive Officer, Steven Moore, Chief Financial Officer, and John Dulchinos, Vice President Worldwide Sales and Marketing, of Adept Technology Inc. (the "Company") held a conference call with investors to discuss the results of the Company's third quarter ended March 31, 2007 and the business outlook for the fiscal year ending June 30, 2007 ("fiscal 2007"). A transcript of the call is attached to this Current Report on Form 8-K as Exhibit 99. The call addressed, among other things, the Company's expectations for revenues and operating performance in fiscal 2007.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ADEPT TECHNOLOGY, INC.



Date: May 15, 2007                                   By:  /s/ Steven L. Moore
                                                     ---------------------------
                                                     Steven L. Moore
                                                     Vice President of Finance
                                                     and Chief Financial Officer


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                                  EXHIBIT INDEX

      Exhibit Number        Description
      ---------------       -----------

            99 Transcript of investor call held May 14, 2007 to discuss the results of Adept's third quarter ended March 31, 2007 and the Company's business outlook for the fiscal year ending June 30, 2007.